Exhibit 10.4

ROFN AGREEMENT

THIS AGREEMENT (this “Agreement”) is effective as of March 31, 2014 (the “Effective Date”), by and between rEVO Biologics, Inc., a Massachusetts corporation, having its principal place of business located at 175 Crossing Boulevard, Framingham, Massachusetts, 01702 (“rEVO”) and Laboratoire français du Fractionnement et des Biotechnologies, a French Corporation, having its principal place of business located at 3 avenue des Tropiques - ZA de Courtaboeuf, 91940 (“LFB” and together with rEVO the “Parties” and each a “Party”).

W I T N E S S E T H :

WHEREAS, rEVO desires to obtain, and LFB desire to grant to rEVO, rights of first negotiation for commercialization of Fibrinogen and Wilfactin in the United States of America on the terms set forth herein.

NOW, THEREFORE, subject to the terms, conditions, covenants and provisions of this Agreement, rEVO and LFB each mutually covenant and agree as follows:

1. DEFINITIONS

(a) “Affiliate” means any corporation or other entity that is directly or indirectly controlling, controlled by or under the common control with a Party hereto. For the purpose of this Agreement, “control” includes the direct or indirect ownership of at least fifty percent (50%) of the outstanding shares or other voting rights of the subject entity to elect directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority.

(b) “Fibrinogen” means a human plasma-derived factor I concentrate and indicated for treatment and prophylaxis of bleeding in patients with congenital hypo-, dys- or afibrinogenaemia with bleeding tendency and as complementary therapy to management of uncontrolled severe hemorrhage in situations of acquired hypofibrinogenemia commercialized as of the Effective Date by LFB.

(c) “ROFN Products” means and includes Fibrinogen and Wilfactin and each is a “ROFN Product.”

(d) “Third Party” means any person or entity other than the Parties and their Affiliates.

(e) “Wilfactin” means a human plasma-derived von Willebrand factor concentrate and indicated for the control and prevention of bleeding or in elective surgical or invasive procedure settings in severe von Willebrand disease (VWD) as well as mild to moderate VWD where use of desmopressin (DDAVP) treatment alone is known or suspected to be ineffective or contraindicated commercialized as of the Effective Date by LFB.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2. ROFN FOR US DISTRIBUTION RIGHTS

(a) Grant of ROFN. LFB hereby grants to rEVO exclusive rights of first negotiation to obtain the exclusive right to market and distribute each of the ROFN Products for all indications in United States as set forth herein. If and when LFB desires to entrust to a Third Party rights to commercialize a ROFN Product in United States, LFB shall first so notify rEVO of the such decision. Upon receipt of such notice, rEVO shall have a period of [***] to notify LFB of its desire to exercise the right of first negotiation set forth in this Section 2(a) with respect to the relevant ROFN Product. If rEVO timely provides such notice to LFB, the Parties will negotiate in good faith for a period of up to [***] after LFB’s initial notice to rEVO regarding such rights towards an agreement pursuant to which rEVO would distribute such ROFN Product for all indications in such country. If the Parties are unable to reach agreement during such [***] period, such right of first negotiation may be extended by the Parties or such right of first negotiation shall lapse and shall be of no further force or effect with respect to the ROFN Product and indications identified in LFB’s notice to rEVO. For avoidance of doubt, LFB may distribute ROFN Products through one or more of its Affiliates and such activity shall not trigger the ROFN described in this Section 2.

3. CONFIDENTIALITY

(a) Confidential Information. All information that is disclosed or provided by one party (the “Disclosing Party”) to the other party (the “Recipient”) pursuant to this Agreement, whether in oral, written, graphic, electronic, or any other form, shall be the “Confidential Information” of the Disclosing Party. Except to the extent expressly authorized by this Agreement or by the other party in writing, during the term of this Agreement and for five (5) years thereafter, each party shall maintain in strict trust and confidence and shall not disclose to any third party or use for any purpose other than as provided for in this Agreement any Confidential Information of the other party. Each party may use the other party’s Confidential Information only in connection with the exercise of rights granted to such party hereunder, and for no other purpose. Each party agrees that it shall not use the other party’s Confidential Information for any purpose or in any manner that would constitute a violation of applicable laws.

(b) Exceptions. The obligations of confidentiality and nonuse set forth in Section 3.1(a) shall not apply to any specific portion of information that the Recipient can demonstrate by competent written proof: (a) is in the public domain or comes into the public domain through no fault of the Recipient; (b) is furnished to the Recipient by a third party rightfully in possession of such information and not subject to a duty of confidentiality with respect thereto; (c) is already known by the Recipient at the time of receiving such Confidential Information from the Disclosing Party as evidenced by the Recipient’s prior written records; or (d) is independently developed by the Recipient without access to the Disclosing Party’s Confidential Information.

(c) Authorized Disclosure. Notwithstanding the foregoing in this Section 3, the Recipient may disclose certain Confidential Information of the Disclosing Party to the extent such disclosure is required by law or regulation, or pursuant to a valid order of a court or other governmental body having jurisdiction; provided that the Recipient provides the Disclosing Party with reasonable prior written notice of such disclosure and reasonable assistance in obtaining a protective order or confidential treatment preventing or limiting the disclosure and/or requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation required, or for which the order was issued.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(d) Return of Confidential Information. Upon termination or expiration of the Agreement, or upon written request of the Disclosing Party, the Recipient shall promptly return to the Disclosing Party or destroy all documents, notes and other tangible materials representing the Disclosing Party’s Confidential Information and all copies thereof; provided, however, that each party may retain (i) a single archival copy of the other party’s Confidential Information for the sole purpose of facilitating compliance with the surviving provisions of this Agreement and (ii) computer generated back-up copies that are difficult to locate.

(e) Injunctive Relief. The parties expressly acknowledge and agree that any breach or threatened breach of this Section 3 may cause immediate and irreparable harm to the non-breaching party that may not be adequately compensated by damages. Each party therefore agrees that in the event of such breach or threatened breach and in addition to any remedies available at law, the non-breaching party shall have the right to secure equitable and injunctive relief, without the necessity of securing bond, in connection with such a breach or threatened breach.

4. TERM

(a) Term.

(i) This Agreement shall become effective on the date hereof and shall continue in effect for twenty five (25) years thereafter unless sooner terminated in accordance with the provisions of this Agreement (the “Expiration Date”). Additionally, this Agreement may be renewed or extended by mutual written agreement of rEVO and LFB.

(ii) This Agreement shall terminate upon the following terms and conditions:

(A) Mutual Termination. This Agreement may be terminated upon the mutual agreement of rEVO and LFB;

(B) Defaults. If either party defaults or otherwise materially breaches any provisions of this Agreement, and fails to cure such default or breach within [***] after a written demand for performance by the other party, the non-defaulting party, in addition to any other rights it may have under applicable law, may, at its option, terminate this Agreement by giving written notice thereof to the defaulting party which shall specify the effective date of termination; or

(C) Insolvency. If a petition under any bankruptcy or insolvency law is filed by or against a party, or if either party suspends business or commits any act amounting to a business failure, the other party may, at its option, terminate this Agreement by giving written notice thereof to the insolvent party which shall specify the effective date of termination.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) Effects of Termination; Survival of Certain Obligations. In the event of a termination or expiration of this Agreement in accordance with the terms hereof, this Agreement shall immediately become null and void and have no effect, except that Section 3, this Section 4(b) and all other obligations of the parties specifically intended to be performed after the termination of this Agreement shall survive any termination of this Agreement. All obligations of rEVO and LFB under this Agreement that arose prior to its termination or expiration and that have not been fully performed in accordance with the terms of this Agreement prior to such termination or expiration shall survive any such termination or expiration of this Agreement.

5. MISCELLANEOUS

(a) Complete Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof.

(b) Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties, it being understood that all parties need not sign the same counterpart.

(c) Notices. All notices, requests, claims, demands and other communications under this Agreement will be in writing and will be deemed given if delivered personally, sent by overnight courier (providing written proof of delivery) or via facsimile (providing written proof of transmission), in each case with a copy (which shall not constitute notice) via electronic mail to the parties at their e-mail address (if available):

If to LFB:

Laboratoire français du Fractionnement

et des Biotechnologies

3 avenue des Tropiques

ZA de Courtaboeuf, 91940

Attention: General Counsel

Fax: + 33 1 70 99 40 63

E-mail: bergerm@lfb.fr

If to rEVO Biologics, Inc.

rEVO Biologics, Inc.

175 Crossing Blvd.

Framingham, MA 01702

Attention: President

Fax: 508-370-3797

E-mail: yann.echelard@revobiologics.com

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(d) Amendments; Waivers. The parties may mutually amend or waive any provision of this Agreement at any time. No amendment or waiver of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the parties. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(e) Assignment; Reliance of Other Parties. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto in whole or in part (whether by operation of law or otherwise) without the prior written consent of the other parties and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. This Agreement (including the documents and instruments referred to herein) is not intended to confer upon any person or entity other than the parties hereto any rights or remedies under or by reason of this Agreement.

(f) Interpretation.

(i) Titles and headings to sections herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

(ii) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(iii) The appendices hereto shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

(iv) In the event of any inconsistency between this Agreement and any appendix hereto, the appendix shall prevail.

(g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to any rules of conflict of laws that would require the application of the laws of any other jurisdiction.

(h) Dispute Resolution.

(i) In the event of any dispute, controversy or claim among the parties, or any of them, arising out of or relating to this Agreement or matter related hereto, or the breach or invalidity thereof (collectively, a “Dispute”), the parties shall attempt in the first instance to resolve such Dispute through consultation among the executive officers of the parties having requisite authority. The parties agree to attempt to resolve all Disputes arising hereunder promptly, equitably and in a good faith manner. The parties further agree to provide each other with reasonable access during normal business hours to any and all non-privileged records, information and data pertaining to such Dispute, upon reasonable advance notice.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) If the parties are unable to resolve the Dispute amicably within thirty (30) days after giving notice of the dispute to the other party’s executive officer having requisite authority, the parties hereby (i) irrevocably and unconditionally submit to the jurisdiction of the state courts of Massachusetts and to the jurisdiction of the United States District Court located in Boston, Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Massachusetts or the United States District Court located in Boston, Massachusetts, (iii) waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court and (iv) agree that the process may be served in the manner provided in above for giving notices, or otherwise as permitted by statute of rule of court.

(iii) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

(iv) Notwithstanding the foregoing of this Section, either party shall have the right, without waiving any right or remedy available to such party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of such party.

(j) Force Majeure. No party shall bear any responsibility or liability for any damages arising out of any delay, inability to perform or interruption of its performance of its obligations under this Agreement due to any acts or omissions of the other party hereto or for events beyond its reasonable control including, without limitation, acts of God, acts of governmental authorities, acts of terrorism, acts of a public enemy, acts of civil or military authority including governmental priorities, or due to war, riot, fire, flood, civil commotion, insurrection, lack of or shortage of electrical power, or any other cause beyond the reasonable control of such party.

(k) Severability. In the event that any one or more provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and the parties shall use their reasonable best efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the original purposes and intents of this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(l) Relationship of Parties. Nothing in this Agreement is intended or should be construed to create a partnership, joint venture, or employer-employee relationship between rEVO and LFB or any of their respective employees or agents.

[Remainder of Page Intentionally Left Blank.]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

Laboratoire français du Fractionnement et des Biotechnologies

By:	/s/ Christian Bechon
Name:	Christian Bechon
Title:	CEO

rEVO Biologics, Inc.

By:	/s/ Yann Echelard
Name:	Yann Echelard
Title:	President

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.